Variable Annuity Account C

               AetnaPlus - Group Variable Annuity Contracts For
                 Tax-Deferred Annuity Plans (Section 403(b)) and
                  Defined Contribution Plans (Section 401(a))

   May 1, 1998 Supplement to May 1, 1998 Prospectus or Contract Prospectus
                                   Summary

                  Minnesota State Colleges and Universities
                    Voluntary 403(b) Tax Deferred Annuity

Your Plan is administered in part by a third party. Arrangements like this are mentioned under the heading "Third Party Compensation Arrangements" in the "Miscellaneous" section on page 19 of the prospectus and on page 9 of the Contract Prospectus Summary.

In your case, Norwest Bank Minnesota is responsible for handling a portion of administration and service for the Contract in which you participate. In exchange for the services provided, the Company pays Norwest Bank Minnesota compensation equal to 0.25% of assets related to the Plan on an annual basis (0.0625% is paid quarterly). This is not an additional charge to you but is part of the charges for the Contract.